                         NOTICE OF GUARANTEED DELIVERY

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the shares of Common Stock, par value $0.01 per share, of Oacis Healthcare Holdings Corp. and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand or facsimile transmission, telex or mail to the Depositary. See Section 2 of the Offer to Purchase.

          To: CHASEMELLON SHAREHOLDERS SERVICES, L.L.C., as Depositary

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

           By Mail:                        By Hand:                 By Overnight Delivery:
         P.O. Box 3301             120 Broadway, 13th Floor           85 Challenger Road
  South Hackensack, NJ 07606          New York, NY 10271                Mail Drop-Reorg
Attn: Reorganization Department Attn: Reorganization Department    Ridgefield Park, NJ 07660
                                                                Attn: Reorganization Department
                                   By Facsimile Transmission
                                  (for Eligible Institutions
                                            only):
                                        (201) 296-4293
                                     Confirm By Telephone:
                                        (201) 296-4860
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Ladies and Gentlemen:

     The undersigned hereby tenders to Oscar Acquisition Corporation, a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of Science Applications International Corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 26, 1999 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, ________ shares of Common Stock, par value $0.01 per share (the "Shares"), of Oacis Healthcare Holdings Corp., a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase.

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    CERTIFICATE NOS. (IF AVAILABLE):                                  SIGN HERE

--------------------------------------------       --------------------------------------------
                                                                   (SIGNATURE(S))

--------------------------------------------       --------------------------------------------
If shares will be tendered by book-entry                     (NAME(S)) (PLEASE PRINT)
transfer:
                                                   --------------------------------------------
Name of Tendering                                                    (ADDRESS)
Institution
           ---------------------------------       --------------------------------------------
Account No.                                                         (ZIP CODE)
           ---------------------------------
at The Depository Trust Company                    --------------------------------------------
                                                           (AREA CODE AND TELEPHONE NO.)

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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery and any other required documents, all within three National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market System trading days of the date hereof.

          ------------------------------------------------------------
                                 (NAME OF FIRM)

          ------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

          ------------------------------------------------------------
                                     (NAME)

          ------------------------------------------------------------
                                   (ADDRESS)

          ------------------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------
                         (AREA CODE AND TELEPHONE NO.)

Dated:             , 1999